EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING AUGUST 31, 2004

The information which is required to be prepared with respect to the Payment Date of September 20, 2004 and with respect to the performance of the Trust during the period of August 1, 2004 through August 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.    The amount of distribution in respect to principal payment to the Class A Noteholder...............  $               -
                                                                                                                 -----------------

      2.    The amount of distribution in respect to principal payment to the Class B Noteholder...............  $               -
                                                                                                                 -----------------

      3.    The amount of distribution in respect to principal payment to the Class C Noteholder...............  $               -
                                                                                                                 -----------------

      4.    The amount of distribution in respect to principal payment to the Class D Noteholder...............  $               -
                                                                                                                 -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.    The amount of distribution in respect to the Class A Monthly Interest..............................            1.59306
                                                                                                                 -----------------

      2.    The amount of distribution in respect to the Class B Monthly Interest..............................            1.98056
                                                                                                                 -----------------

      3.    The amount of distribution in respect to the Class C Monthly Interest..............................            2.62639
                                                                                                                 -----------------

      4.    The amount of distribution in respect to the Class D Monthly Interest..............................            4.82222
                                                                                                                 -----------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

      1.    The total amount of distribution in respect to the Class A Noteholder..............................            1.59306
                                                                                                                 -----------------

      2.    The total amount of distribution in respect to the Class B Noteholder..............................            1.98056
                                                                                                                 -----------------

      3.    The total amount of distribution in respect to the Class C Noteholder..............................            2.62639
                                                                                                                 -----------------

      4.    The total amount of distribution in respect to the Class D Noteholder..............................            4.82222
                                                                                                                 -----------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

      1.    The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
            Period  preceding such Payment Date................................................................  $  682,014,660.52
                                                                                                                 -----------------

      2.    The aggregate amount of such Collections with respect to Finance Charge and Administrative
            Receivables for the Monthly Period preceding such Payment Date.....................................  $   56,995,610.67
                                                                                                                 -----------------

      3.    Recoveries for the preceding Monthly Period........................................................  $    1,450,489.59
                                                                                                                 -----------------

      4.    The Defaulted Amount for the preceding Monthly Period..............................................  $   20,074,477.93
                                                                                                                 -----------------

      5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
            for the preceding Monthly Period                                                                                  7.20%
                                                                                                                 -----------------

      6.    The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly
            Period.............................................................................................  $3,024,962,804.98
                                                                                                                 -----------------

      7.    The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly
            Period..........................................................................................     $3,067,382,166.79
                                                                                                                 -----------------

      8.    The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning of
            the preceding Monthly Period.......................................................................  $   58,434,548.70
                                                                                                                 -----------------

      9.    The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day
            of the preceding Monthly Period....................................................................  $   53,925,121.17
                                                                                                                 -----------------

      10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period....................................................................  $2,464,750,000.00
                                                                                                                 -----------------

      11.   The Transferor Interest as of the last day of the preceding Monthly Period.........................  $  602,632,166.79
                                                                                                                 -----------------

      12.   The transferor percentage as of the last day of the preceding Monthly Period.......................              19.65%
                                                                                                                 -----------------

      13.   The Required Transferor Percentage.................................................................               7.00%
                                                                                                                 -----------------

      14.   The Required Transferor Interest...................................................................  $  214,716,751.68
                                                                                                                 -----------------

      15.   The monthly principal payment rate for the preceding Monthly Period................................             22.546%
                                                                                                                 -----------------

      16.   The balance in the Excess Funding Account as of the last day of the preceding Monthly Period.......  $               -
                                                                                                                 -----------------

      17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                      Percentage       Aggregate
                                                       of Total         Account
                                                      Receivables       Balance
      (a) Delinquent between 30 days and 59 days         1.177%      $ 36,751,415.15
      (b) Delinquent between 60 days and 89 days         1.018%      $ 31,784,908.72
      (c) Delinquent between 90 days and 119 days        0.947%      $ 29,566,587.22
      (d) Delinquent between 120 days and 149 days       0.631%      $ 19,697,491.87
      (e) Delinquent between 150 days and 179 days       0.696%      $ 21,710,181.11
      (f) Delinquent 180 days or greater                 0.000%      $             -
                                                      --------       ---------------
      (g) Aggregate                                      4.470%      $139,510,584.07
                                                      ========       ===============

V.    Information regarding Series 2000-C

      1.    The amount of Principal Receivables in the Trust represented by the Invested
            Amount of  Series 2000-C as of the last day of the related Monthly Period..........................  $  400,000,000.00
                                                                                                                 -----------------

      2.    The amount of Principal Receivables in the Trust represented by the Adjusted
            Invested Amount of  Series 2000-C on the last day of the related Monthly Period....................  $  400,000,000.00

                                                                                                                 -----------------

                                                                                                  NOTE FACTORS
      3.    The amount of Principal Receivables in the Trust represented by the Class A Note
            Principal Balance on the last day of the related Monthly Period  ...................   1.0000        $  320,000,000.00
                                                                                                                 -----------------

      4.    The amount of Principal Receivables in the Trust represented by the Class B Note
            Principal Balance on the last day of the related Monthly Period  ...................   1.0000        $   38,000,000.00
                                                                                                                 -----------------

      5.    The amount of Principal Receivables in the Trust represented by the Class C Note
            Principal Balance on the last day of the related Monthly Period  ...................   1.0000        $   28,000,000.00
                                                                                                                 -----------------

      6.    The amount of Principal Receivables in the trust represented by the Class D Note
            Principal Balance on the last day of the related Monthly Period  ...................   1.0000        $   14,000,000.00
                                                                                                                 -----------------

      7.    The Floating Investor Percentage with respect to the period:

      August 1, 2004 through August 23, 2004                                                                            13.2233031%
                                                                                                                 -----------------
      August 24, 2004 through August 31, 2004                                                                           12.8989131%
                                                                                                                 -----------------
      8.    The Fixed Investor Percentage with respect to the period:

      August 1, 2004 through August 23, 2004                                                                                   N/A
                                                                                                                 -----------------
      August 24, 2004 through August 31, 2004                                                                                  N/A
                                                                                                                 -----------------

      9.    The amount of Investor Principal Collections applicable to Series 2000-C............                 $   89,494,310.14
                                                                                                                 -----------------

      10a.  The amount of Available Finance Charge Collections on deposit in the Collection
            Account on the related Payment Date.................................................                 $    5,754,424.33
                                                                                                                 -----------------

      10b.  The amount of Available Finance Charge Collections not on deposit in the Collection
            Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture............  $    1,729,521.05
                                                                                                                 -----------------

      11.   The Investor Default Amount for the related Monthly Period.........................................  $    2,601,960.72
                                                                                                                 -----------------

      12.   The Monthly Servicing Fee for the related Monthly Period...........................................  $      666,666.67
                                                                                                                 -----------------

      13.   Trust yields for the related Monthly Period

            a.  The cash yield for the related Monthly Period..................................................              22.45%
                                                                                                                 -----------------

            b.  The default rate for the related Monthly Period................................................               7.81%
                                                                                                                 -----------------

            c.  The Net Portfolio Yield for the related Monthly Period.........................................              14.64%
                                                                                                                 -----------------

            d.  The Base Rate for the related Monthly Period...................................................               4.18%
                                                                                                                 -----------------

            e.  The Excess Spread Percentage for the related Monthly Period....................................              10.46%
                                                                                                                 -----------------

         f. The Quarterly Excess Spread Percentage for the related Monthly Period......................                     10.92%
                                                                                                             --------------------

                  i) Excess Spread Percentage related to                           Aug-04                                   10.46%
                                                                                                             --------------------

                  ii) Excess Spread Percentage related to                          Jul-04                                   10.21%
                                                                                                             --------------------

                  iii) Excess Spread Percentage related to                         Jun-04                                   12.09%
                                                                                                             --------------------

14.  Floating Rate Determinations:

LIBOR for the Interest Period from August 20, 2004 through and including September 19, 2004                               1.60000%
                                                                                                             --------------------

15.  Principal Funding Account

         a. The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws
            for the related Payment Date)..............................................................      $                  -
                                                                                                             --------------------

         b. The Accumulation Shortfall with respect to the related Monthly Period......................      $                  -
                                                                                                             --------------------

         c. The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections..............................      $                  -
                                                                                                             --------------------

16.  Reserve Account

         a. The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date)......................................................................      $                  -
                                                                                                             --------------------

         b. The Reserve Draw Amount for the related Monthly Period
            deposited into the Collection Account to be treated as
            Available Finance Charge Collections.......................................................      $                  -
                                                                                                             --------------------

         c. Interest earnings on the Reserve Account deposited into
            the Collection Account to be treated as Available Finance Charge Collections...............      $                  -
                                                                                                             --------------------

17.  Cash Collateral Account

         a. The Required Cash Collateral Account Amount on the related Payment Date....................      $       7,000,000.00
                                                                                                             --------------------

         b. The Available Cash Collateral Account Amount on the related Payment Date...................      $       7,000,000.00
                                                                                                             --------------------

18.  Investor Charge-Offs

         a. The aggregate amount of Investor Charge-Offs for the related Monthly Period................      $                  -
                                                                                                             --------------------

         b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date................      $                  -
                                                                                                             --------------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period..........................      $                  -
                                                                                                             --------------------

                                         Advanta Bank Corp.
                                         as Servicer

                                         By: /s/ SUSAN MCVEIGH
                                         Name: Susan McVeigh
                                         Title:  Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                          PERIOD ENDING AUGUST 31, 2004

The information which is required to be prepared with respect to the Payment Date of September 20, 2004 and with respect to the performance of the Trust during the period of August 1, 2004 through August 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1. The amount of distribution in respect to principal payment to the Class A Noteholder..............      $                  -
                                                                                                               --------------------

    2. The amount of distribution in respect to principal payment to the Class B Noteholder..............      $                  -
                                                                                                               --------------------

    3. The amount of distribution in respect to principal payment to the Class C Noteholder..............      $                  -
                                                                                                               --------------------

    4. The amount of distribution in respect to principal payment to the Class D Noteholder..............      $                  -
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1. The amount of distribution in respect to the Class A Monthly Interest.............................                   1.63611
                                                                                                               --------------------

    2. The amount of distribution in respect to the Class B Monthly Interest.............................                   2.10972
                                                                                                               --------------------

    3. The amount of distribution in respect to the Class C Monthly Interest.............................                   2.71250
                                                                                                               --------------------

    4. The amount of distribution in respect to the Class D Monthly Interest.............................                   5.68333
                                                                                                               --------------------

III. Information regarding the total monthly distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

    1. The total amount of distribution in respect to the Class A Noteholder.............................                   1.63611
                                                                                                               --------------------

    2. The total amount of distribution in respect to the Class B Noteholder.............................                   2.10972
                                                                                                               --------------------

    3. The total amount of distribution in respect to the Class C Noteholder.............................                   2.71250
                                                                                                               --------------------

    4. The total amount of distribution in respect to the Class D Noteholder.............................                   5.68333
                                                                                                               --------------------

IV. Information regarding the performance of the Advanta Business Card Master
    Trust

    1. The aggregate amount of such Collections with respect to Principal Receivables for the
       Monthly Period preceding such Payment Date........................................................      $     682,014,660.52
                                                                                                               --------------------

    2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date....................................      $      56,995,610.67
                                                                                                               --------------------

    3. Recoveries for the preceding Monthly Period.......................................................      $       1,450,489.59
                                                                                                               --------------------

    4. The Defaulted Amount for the preceding Monthly Period.............................................      $      20,074,477.93
                                                                                                               --------------------

    5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
       Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
       Receivables for the preceding Monthly Period......................................................                      7.20%
                                                                                                               --------------------

    6. The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period....................................................................................      $   3,024,962,804.98
                                                                                                               --------------------

    7. The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period....................................................................................      $   3,067,382,166.79
                                                                                                               --------------------

    8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period.........................................................      $      58,434,548.70
                                                                                                               --------------------

      9.    The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of
            the  preceding Monthly Period....................................................................... $    53,925,121.17
                                                                                                                 ------------------

      10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period..................................................................... $ 2,464,750,000.00
                                                                                                                 ------------------

      11.   The Transferor Interest as of the last day of the preceding Monthly Period.......................... $   602,632,166.79
                                                                                                                 ------------------

      12.   The transferor percentage as of the last day of the preceding Monthly Period........................              19.65%
                                                                                                                 ------------------

      13 .  The Required Transferor Percentage..................................................................               7.00%
                                                                                                                 ------------------

      14.   The Required Transferor Interest.................................................................... $   214,716,751.68
                                                                                                                 ------------------

      15.   The monthly principal payment rate for the preceding Monthly Period.................................             22.546%
                                                                                                                 ------------------

      16.   The balance in the Excess Funding Account as of the last day of the preceding Monthly Period........ $                -
                                                                                                                 ------------------

      17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                             Percentage          Aggregate
                                                              of Total            Account
                                                             Receivables          Balance
            (a) Delinquent between 30 days and 59 days         1.177%        $  36,751,415.15
            (b) Delinquent between 60 days and 89 days         1.018%        $  31,784,908.72
            (c) Delinquent between 90 days and 119 days        0.947%        $  29,566,587.22
            (d) Delinquent between 120 days and 149 days       0.631%        $  19,697,491.87
            (e) Delinquent between 150 days and 179 days       0.696%        $  21,710,181.11
            (f) Delinquent 180 days or greater                 0.000%        $              -
                                                               -----         ----------------
            (g) Aggregate                                      4.470%        $ 139,510,584.07
                                                               =====         ================

V.    Information regarding Series 2001-A

      1.    The amount of Principal Receivables in the Trust represented by the Invested Amount of
            Series 2001-A as of the last day of the related Monthly Period...................................... $ 300,000,000.00
                                                                                                                 ----------------

      2.    The amount of Principal Receivables in the Trust represented by the Adjusted Invested
            Amount of Series 2001-A on the last day of the related Monthly Period............................... $ 300,000,000.00
                                                                                                                 ----------------
                                                                                                  NOTE FACTORS
      3.    The amount of Principal Receivables in the Trust represented by the Class A Note
            Principal Balance on the last day of the related Monthly Period.....................     1.0000      $ 240,000,000.00
                                                                                                                 ----------------

      4.    The amount of Principal Receivables in the Trust represented by the Class B Note
            Principal Balance on the last day of the related Monthly Period.....................     1.0000      $  28,500,000.00
                                                                                                                 ----------------

      5.    The amount of Principal Receivables in the Trust represented by the Class C Note
            Principal Balance on the last day of the related Monthly Period  ...................     1.0000      $  21,000,000.00
                                                                                                                 ----------------

      6.    The amount of Principal Receivables in the trust represented by the Class D
            Note Principal Balance on the last day of the related Monthly Period  ..............     1.0000      $  10,500,000.00
                                                                                                                 ----------------

      7.    The Floating Investor Percentage with respect to the period:

      August 1, 2004 through August 23, 2004                                                                            9.9174773%
                                                                                                                 ----------------

      August 24, 2004 through August 31, 2004                                                                           9.6741849%
                                                                                                                 ----------------

      8.    The Fixed Investor Percentage with respect to the period:

      August 1, 2004 through August 23, 2004                                                                            N/A
                                                                                                                 ----------------

      August 24, 2004 through August 31, 2004                                                                           N/A
                                                                                                                 ----------------

      9.    The amount of Investor Principal Collections applicable to Series 2001-A............................ $  67,120,732.65
                                                                                                                 ----------------

      10a.  The amount of Available Finance Charge Collections on deposit in the Collection Account
            on the related Payment Date......................................................................... $   4,315,818.25
                                                                                                                 ----------------

      10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section 8.04(a) of the Master
            Indenture........................................................................................... $   1,297,140.78
                                                                                                                 ----------------

      11.   The Investor Default Amount for the related Monthly Period.......................................... $   1,951,470.55
                                                                                                                 ----------------

      12.   The Monthly Servicing Fee for the related Monthly Period............................................ $     500,000.00
                                                                                                                 ----------------

      13.   Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period....................................................            22.45%
                                                                                                                 ----------------

            b. The default rate for the related Monthly Period..................................................             7.81%
                                                                                                                 ----------------

            c. The Net Portfolio Yield for the related Monthly Period...........................................            14.64%
                                                                                                                 ----------------

            d. The Base Rate for the related Monthly Period.....................................................             4.28%
                                                                                                                 ----------------

            e. The Excess Spread Percentage for the related Monthly Period......................................            10.36%
                                                                                                                 ----------------

            f. The Quarterly Excess Spread Percentage for the related Monthly Period............................            10.82%
                                                                                                                 ----------------

                       i) Excess Spread Percentage related to              Aug-04                                           10.36%
                                                                                                                 ----------------

                       ii) Excess Spread Percentage related to             Jul-04                                           10.11%
                                                                                                                 ----------------

                       iii) Excess Spread Percentage related to            Jun-04                                           12.00%
                                                                                                                 ----------------

      14.   Floating Rate Determinations:

      LIBOR for the Interest Period from  August 20, 2004 through and  including September 19, 2004                       1.60000%
                                                                                                                 ----------------

      15.   Principal Funding Account

            a.  The amount on deposit in the Principal Funding Account on the related Payment Date
                (after taking into consideration deposits and withdraws for the related Payment Date)........... $              -
                                                                                                                 ----------------

            b.  The Accumulation Shortfall with respect to the related Monthly Period........................... $              -
                                                                                                                 ----------------

            c.  The Principal Funding Investment Proceeds deposited in the Collection
                Account to be treated as Available Finance Charge Collections................................... $              -
                                                                                                                 ----------------

      16.   Reserve Account

            a.  The amount on deposit in the Reserve Account on the related Payment
                Date (after taking into consideration deposits and withdraws for the
                related Payment Date)........................................................................... $              -
                                                                                                                 ----------------

            b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                Collections..................................................................................... $              -
                                                                                                                 ----------------

            c.  Interest earnings on the Reserve Account deposited into the Collection
                Account to be treated as Available Finance Charge Collections................................... $              -
                                                                                                                 ----------------

      17.   Cash Collateral Account

            a.  The Required Cash Collateral Account Amount on the related Payment Date......................... $   5,250,000.00
                                                                                                                 ----------------

            b.  The Available Cash Collateral Account Amount on the related Payment Date........................ $   5,250,000.00
                                                                                                                 ----------------

      18.   Investor Charge-Offs

            a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period..................... $              -
                                                                                                                 ----------------

            b.  The aggregate amount of Investor Charge-Offs reimbursed
                on the Payment Date............................................................................. $              -
                                                                                                                 ----------------

      19.   The Monthly Principal Reallocation Amount for the related Monthly Period............................ $              -
                                                                                                                 ----------------

                               Advanta Bank Corp.
                                   as Servicer

                              By: /s/ SUSAN MCVEIGH
                               Name: Susan McVeigh
                         Title: Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                          PERIOD ENDING AUGUST 31, 2004

The information which is required to be prepared with respect to the Payment Date of September 20, 2004 and with respect to the performance of the Trust during the period of August 1, 2004 through August 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder ................  $                -
                                                                                                                 ------------------

      2.  The amount of distribution in respect to principal payment to the Class B Noteholder ................  $                -
                                                                                                                 ------------------

      3.  The amount of distribution in respect to principal payment to the Class C Noteholder ................  $                -
                                                                                                                 ------------------

      4.  The amount of distribution in respect to principal payment to the Class D Noteholder ................  $                -
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest ...............................             1.55000
                                                                                                                 ------------------

      2.  The amount of distribution in respect to the Class B Monthly Interest ...............................             1.98056
                                                                                                                 ------------------

      3.  The amount of distribution in respect to the Class C Monthly Interest ...............................             2.88472
                                                                                                                 ------------------

      4.  The amount of distribution in respect to the Class D Monthly Interest ...............................             6.97500
                                                                                                                 ------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder ...............................             1.55000
                                                                                                                 ------------------

      2.  The total amount of distribution in respect to the Class B Noteholder ...............................             1.98056
                                                                                                                 ------------------

      3.  The total amount of distribution in respect to the Class C Noteholder................................             2.88472
                                                                                                                 ------------------

      4.  The total amount of distribution in respect to the Class D Noteholder................................             6.97500
                                                                                                                 ------------------

IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables
          for the Monthly Period preceding such Payment Date.......................................... ........  $   682,014,660.52
                                                                                                                 ------------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
          Receivables for the Monthly Period preceding such Payment Date.......................................  $    56,995,610.67
                                                                                                                 ------------------

      3.  Recoveries for the preceding Monthly Period..........................................................  $     1,450,489.59
                                                                                                                 ------------------

      4.  The Defaulted Amount for the preceding Monthly Period................................................  $    20,074,477.93
                                                                                                                 ------------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
          for the preceding Monthly Period ....................................................................                7.20%
                                                                                                                 ------------------

      6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
          Monthly Period............ ..........................................................................  $ 3,024,962,804.98
                                                                                                                 ------------------

      7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
          Monthly Period.......... ............................................................................  $ 3,067,382,166.79
                                                                                                                 ------------------

      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the preceding Monthly Period. ..........................................................  $    58,434,548.70
                                                                                                                 ------------------

      9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day
          of the preceding Monthly Period. ....................................................................  $    53,925,121.17
                                                                                                                 ------------------
      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period......................................................................  $ 2,464,750,000.00
                                                                                                                 ------------------

      11. The Transferor Interest as of the last day of the preceding Monthly Period...........................  $   602,632,166.79
                                                                                                                 ------------------

      12. The transferor percentage as of the last day of the preceding Monthly Period.........................               19.65%
                                                                                                                 ------------------

      13. The Required Transferor Percentage...................................................................                7.00%
                                                                                                                 ------------------

      14. The Required Transferor Interest.....................................................................  $   214,716,751.68
                                                                                                                 ------------------

      15. The monthly principal payment rate for the preceding Monthly Period..................................              22.546%
                                                                                                                 ------------------

      16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period.........  $                -
                                                                                                                 ------------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                   Percentage         Aggregate
                                                                    of Total           Account
                                                                   Receivables         Balance
                  (a) Delinquent between 30 days and 59 days         1.177%        $ 36,751,415.15
                  (b) Delinquent between 60 days and 89 days         1.018%        $ 31,784,908.72
                  (c) Delinquent between 90 days and 119 days        0.947%        $ 29,566,587.22
                  (d) Delinquent between 120 days and 149 days       0.631%        $ 19,697,491.87
                  (e) Delinquent between 150 days and 179 days       0.696%        $ 21,710,181.11
                  (f) Delinquent 180 days or greater                 0.000%        $             -
                                                                     -----         ---------------
                  (g) Aggregate                                      4.470%        $139,510,584.07
                                                                     =====         ===============

V.    Information regarding Series 2002-A

      1.  The amount of Principal Receivables in the Trust represented by the Invested
          Amount of Series 2002-A as of the last day of the related Monthly Period.............................  $   300,000,000.00
                                                                                                                 ------------------

      2.  The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2002-A   on the last day of the related Monthly Period.....................  $   300,000,000.00
                                                                                                                 ------------------

                                                                                                  NOTE FACTORS
      3.  The amount of Principal Receivables in the Trust represented by the Class A Note
          Principal Balance on the last day of the related Monthly Period  ....................      1.0000      $   240,000,000.00
                                                                                                                 ------------------

      4.  The amount of Principal Receivables in the Trust represented by the Class B
          Note Principal Balance on the last day of the related Monthly Period  ...............      1.0000      $    27,750,000.00
                                                                                                                 ------------------

      5.  The amount of Principal Receivables in the Trust represented by the Class C Note
          Principal Balance on the last day of the related Monthly Period  ....................      1.0000      $    21,750,000.00
                                                                                                                 ------------------

      6.  The amount of Principal Receivables in the trust represented by the Class D Note
          Principal Balance on the last day of the related Monthly Period  ....................      1.0000      $    10,500,000.00
                                                                                                                 ------------------

      7.  The Floating Investor Percentage with respect to the period:

      August 1, 2004 through August 23, 2004                                                                              9.9174773%
                                                                                                                 ------------------
      August 24, 2004 through August 31, 2004                                                                             9.6741849%
                                                                                                                 ------------------
      8.  The Fixed Investor Percentage with respect to the period:

      August 1, 2004 through August 23, 2004                                                                                    N/A
                                                                                                                 ------------------
      August 24, 2004 through August 31, 2004                                                                                   N/A
                                                                                                                 ------------------
      9.  The amount of Investor Principal Collections applicable to Series 2002-A.............................  $    67,120,732.65
                                                                                                                 ------------------

      10a. The amount of the Investor Finance Charge Collections on deposit in the
           Collection Account on the Related Payment Date to be treated as Servicer
           Interchange.........................................................................................  $        62,500.00
                                                                                                                  ------------------
      10b. The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date .....................................................  $     4,315,818.25
                                                                                                                  ------------------

      10c. The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a)
           of the Master Indenture.............................................................................  $     1,234,640.78
                                                                                                                  ------------------
      11.  The Investor Default Amount for the related Monthly Period..........................................  $     1,951,470.55
                                                                                                                 ------------------

      12. The Monthly Servicing Fee for the related Monthly Period.............................................  $       500,000.00
                                                                                                                 ------------------

      13. Trust yields for the related Monthly Period..........................................................
                                                                                                                 ------------------

      a. The cash yield for the related Monthly Period.........................................................               22.45%
                                                                                                                 ------------------

      b. The default rate for the related Monthly Period.......................................................                7.81%
                                                                                                                 ------------------

      c. The Net Portfolio Yield for the related Monthly Period................................................               14.64%
                                                                                                                 ------------------

      d.  The Base Rate for the related Monthly Period.........................................................                4.25%
                                                                                                                 ------------------

      e.  The Excess Spread Percentage for the related Monthly Period..........................................               10.39%
                                                                                                                 ------------------

      f.  The Quarterly Excess Spread Percentage for the related Monthly Period................................               10.85%
                                                                                                                 ------------------

         i) Excess Spread Percentage related to                        Aug-04                                                 10.39%
                                                                                                                 ------------------

         ii) Excess Spread Percentage related to                       Jul-04                                                 10.13%
                                                                                                                 ------------------

         iii) Excess Spread Percentage related to                      Jun-04                                                 12.02%
                                                                                                                 ------------------

      14. Floating Rate Determinations:

      LIBOR for the Interest Period from  August 20, 2004 through and  including September 19, 2004                         1.60000%
                                                                                                                 ------------------

      15. Principal Funding Account

          a. The amount on deposit in the Principal Funding Account on the related
             Payment Date (after taking into consideration deposits and withdraws for the
             related Payment Date).............................................................................  $                -
                                                                                                                 ------------------

          b. The Accumulation Shortfall with respect to the related Monthly Period.............................  $                -
                                                                                                                 ------------------

          c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
             treated as Available Finance Charge Collections...................................................  $                -
                                                                                                                 ------------------

      16. Reserve Account

          a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
             into consideration deposits and withdraws for the related Payment Date)...........................  $                -
                                                                                                                 ------------------

          b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
             Account to  be treated as Available Finance Charge................................................                   -
                                                                                                                 ------------------

          c. Interest earnings on the Reserve Account deposited into the Collection Account
             to be treated as Available Finance Charge Collections.............................................  $                -
                                                                                                                 ------------------

      17. Cash Collateral Account

          a.  The Required Cash Collateral Account Amount on the related Payment Date..........................        6,000,000.00
                                                                                                                 ------------------

          b.  The Available Cash Collateral Account Amount on the related Payment Date.........................  $     6,000,000.00
                                                                                                                 ------------------

      18. Investor Charge-Offs

          a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period......................  $                -
                                                                                                                 ------------------

          b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.......................  $                -
                                                                                                                 ------------------

      19. The Monthly Principal Reallocation Amount for the related Monthly Period.............................  $                -
                                                                                                                 ------------------

                                 Advanta Bank Corp.
                                 as Servicer

                                 By: /s/ SUSAN MCVEIGH
                                 Name: Susan McVeigh
                                 Title:  Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                          PERIOD ENDING AUGUST 31, 2004

The information which is required to be prepared with respect to the Payment Date of September 20, 2004 and with respect to the performance of the Trust during the period of August 1, 2004 through August 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder.................  $                -
                                                                                                                 ------------------

      2.  The amount of distribution in respect to principal payment to the Class B Noteholder.................  $                -
                                                                                                                 ------------------

      3.  The amount of distribution in respect to principal payment to the Class C Noteholder.................  $                -
                                                                                                                 ------------------

      4.  The amount of distribution in respect to principal payment to the Class D Noteholder.................  $                -
                                                                                                                 ------------------
II.   Information regarding the current monthly interest distribution to the
      Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest................................             1.72222
                                                                                                                 ------------------

      2.  The amount of distribution in respect to the Class B Monthly Interest................................             2.88472
                                                                                                                 ------------------

      3.  The amount of distribution in respect to the Class C Monthly Interest................................             4.39167
                                                                                                                 ------------------

      4.  The amount of distribution in respect to the Class D Monthly Interest................................             8.26667
                                                                                                                 ------------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder................................             1.72222
                                                                                                                 ------------------

      2.  The total amount of distribution in respect to the Class B Noteholder................................             2.88472
                                                                                                                 ------------------

      3.  The total amount of distribution in respect to the Class C Noteholder................................             4.39167
                                                                                                                 ------------------

      4.  The total amount of distribution in respect to the Class D Noteholder................................             8.26667
                                                                                                                 ------------------

IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables for the
          Monthly Period preceding such Payment Date...........................................................  $   682,014,660.52
                                                                                                                 ------------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date........................       56,995,610.67
                                                                                                                 ------------------

      3.  Recoveries for the preceding Monthly Period..........................................................        1,450,489.59
                                                                                                                 ------------------

      4.  The Defaulted Amount for the preceding Monthly Period................................................  $    20,074,477.93
                                                                                                                 ------------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the
          Defaulted Amount less Recoveries for the preceding Monthly Period, and the
          denominator is the average Receivables for the preceding Monthly Period..............................                7.20%
                                                                                                                 ------------------

      6.  The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly Period ............................................................................  $ 3,024,962,804.98
                                                                                                                 ------------------

      7.  The total amount of Principal Receivables in the trust as of the last day of the
          preceding Monthly Period                                                                               $ 3,067,382,166.79
                                                                                                                 ------------------

      8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the preceding Monthly Period............................................................  $    58,434,548.70
                                                                                                                 ------------------

      9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day
          of the preceding Monthly Period......................................................................  $    53,925,121.17
                                                                                                                 ------------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period......................................................................  $ 2,464,750,000.00
                                                                                                                 ------------------

      11. The Transferor Interest as of the last day of the preceding Monthly Period...........................  $   602,632,166.79
                                                                                                                 ------------------

      12. The transferor percentage as of the last day of the preceding Monthly Period.........................               19.65%
                                                                                                                 ------------------

      13. The Required Transferor Percentage...................................................................                7.00%
                                                                                                                 ------------------

      14. The Required Transferor Interest.....................................................................  $   214,716,751.68
                                                                                                                 ------------------

      15. The monthly principal payment rate for the preceding Monthly Period..................................              22.546%
                                                                                                                 ------------------

      16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period........  $                -
                                                                                                                 ------------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                   Percentage         Aggregate
                                                                   of Total            Account
                                                                   Receivables         Balance
                  (a) Delinquent between 30 days and 59 days         1.177%        $ 36,751,415.15
                  (b) Delinquent between 60 days and 89 days         1.018%        $ 31,784,908.72
                  (c) Delinquent between 90 days and 119 days        0.947%        $ 29,566,587.22
                  (d) Delinquent between 120 days and 149 days       0.631%        $ 19,697,491.87
                  (e) Delinquent between 150 days and 179 days       0.696%        $ 21,710,181.11
                  (f) Delinquent 180 days or greater                 0.000%        $             -
                                                                     -----         ---------------
                  (g) Aggregate                                      4.470%        $139,510,584.07
                                                                     =====         ===============

V.    Information regarding Series 2003-A

      1.   The amount of Principal Receivables in the Trust represented by the Invested
           Amount of Series 2003-A as of the last day of the related Monthly Period............................  $   400,000,000.00
                                                                                                                 ------------------

      2.   The amount of Principal Receivables in the Trust represented by the Adjusted
           Invested Amount of Series 2003-A on the last day of the related Monthly Period......................  $   400,000,000.00
                                                                                                                 ------------------

                                                                                                 NOTE FACTORS
      3.   The amount of Principal Receivables in the Trust represented by the Class A Note
           Principal Balance on the last day of the related Monthly Period  ...................     1.0000       $   320,000,000.00
                                                                                                                 ------------------

      4.   The amount of Principal Receivables in the Trust represented by the Class B Note
           Principal Balance on the last day of the related Monthly Period  ...................     1.0000       $    37,000,000.00
                                                                                                                 ------------------

      5.   The amount of Principal Receivables in the Trust represented by the Class C Note
           Principal Balance on the last day of the related Monthly Period  ...................     1.0000       $    29,000,000.00
                                                                                                                 ------------------

      6.   The amount of Principal Receivables in the trust represented by the Class D Note
           Principal Balance on the last day of the related Monthly Period  ...................     1.0000       $    14,000,000.00
                                                                                                                 ------------------

      7.   The Floating Investor Percentage with respect to the period:

      August 1, 2004 through August 23, 2004                                                                             13.2233031%
                                                                                                                 ------------------
      August 24, 2004 through August 31, 2004                                                                            12.8989131%
                                                                                                                 ------------------
      8.   The Fixed Investor Percentage with respect to the period:

      August 1, 2004 through August 23, 2004                                                                                    N/A
                                                                                                                 ------------------
      August 24, 2004 through August 31, 2004                                                                                   N/A
                                                                                                                 ------------------

      9.   The amount of Investor Principal Collections applicable to Series 2003-A............................  $    89,494,310.14
                                                                                                                 ------------------

      10a. The amount of the Investor Finance Charge Collections on deposit in the
           Collection Account on the Related Payment Date to be treated as Servicer Interchange................  $        83,333.33
                                                                                                                 ------------------

      10b. The amount of Available Finance Charge Collections on deposit in the
           Collection Account on the related Payment Date......................................................  $     5,754,424.33
                                                                                                                 ------------------

      10c. The amount of Available Finance Charge Collections not on deposit in the
           Collection Account on the related Payment Date pursuant to Section 8.04(a)
           of the Master Indenture.............................................................................  $     1,646,187.72
                                                                                                                 ------------------

      11.  The Investor Default Amount for the related Monthly Period..........................................  $     2,601,960.72
                                                                                                                 ------------------

      12.  The Monthly Servicing Fee for the related Monthly Period............................................  $       666,666.67
                                                                                                                 ------------------

   13.   Trust yields for the related Monthly Period

        a.  The cash yield for the related Monthly Period ..................................................                22.45%
                                                                                                                -----------------

        b.  The default rate for the related Monthly Period ................................................                 7.81%
                                                                                                                -----------------

        c.  The Net Portfolio Yield for the related Monthly Period .........................................                14.64%
                                                                                                                -----------------

        d.  The Base Rate for the related Monthly Period ...................................................                 4.70%
                                                                                                                -----------------

        e.  The Excess Spread Percentage for the related Monthly Period ....................................                 9.94%
                                                                                                                -----------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period ..........................                10.41%
                                                                                                                -----------------

                    i) Excess Spread Percentage related to          Aug-04                                                   9.94%
                                                                                                                -----------------

                    ii) Excess Spread Percentage related to         Jul-04                                                   9.68%
                                                                                                                -----------------

                    iii) Excess Spread Percentage related to        Jun-04                                                  11.60%
                                                                                                                -----------------

   14.   Floating Rate Determinations:

   LIBOR for the Interest Period from August 20, 2004 through and including September 19, 2004                            1.60000%
                                                                                                                -----------------

   15.   Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws for the
            related Payment Date) ..........................................................................    $               -
                                                                                                                -----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period ..........................    $               -
                                                                                                                -----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
            treated as Available Finance Charge Collections ................................................    $               -
                                                                                                                -----------------

   16.   Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
            into consideration deposits and withdraws for the related Payment Date) ........................    $               -
                                                                                                                -----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
            Account to be treated as Available Finance Charge Collections ..................................    $               -
                                                                                                                -----------------

        c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
            treated as Available Finance Charge Collections ................................................    $               -
                                                                                                                -----------------

   17.   Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ........................          8,000,000.00
                                                                                                                ------------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date .......................    $      8,000,000.0
                                                                                                                ------------------

   18.   Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ....................    $                -
                                                                                                                ------------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ....................    $                -
                                                                                                                ------------------

   19.   The Monthly Principal Reallocation Amount for the related Monthly Period ..........................    $                -
                                                                                                                ------------------

                               Advanta Bank Corp.
                               as Servicer

                               By: /s/ SUSAN MCVEIGH
                               Name: Susan McVeigh
                               Title: Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                          PERIOD ENDING AUGUST 31, 2004

The information which is required to be prepared with respect to the Payment Date of September 20, 2004 and with respect to the performance of the Trust during the period of August 1, 2004 through August 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder ............    $                -
                                                                                                                ------------------

       2.  The amount of distribution in respect to principal payment to the Class B Noteholder ............    $                -
                                                                                                                ------------------

       3.  The amount of distribution in respect to principal payment to the Class C Noteholder ............    $                -
                                                                                                                ------------------

       4.  The amount of distribution in respect to principal payment to the Class D Noteholder ............    $                -
                                                                                                                ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The amount of distribution in respect to the Class A Monthly Interest ...........................               1.67917
                                                                                                                ------------------

      2.   The amount of distribution in respect to the Class B Monthly Interest ...........................               2.79861
                                                                                                                ------------------

      3.   The amount of distribution in respect to the Class C Monthly Interest ...........................               4.90833
                                                                                                                ------------------

      4.   The amount of distribution in respect to the Class D Monthly Interest ...........................               8.26667
                                                                                                                ------------------

III.   Information regarding the total monthly distribution to the Noteholder
       (Stated on the basis of $1,000 original Note Principal Balance)

      1.   The total amount of distribution in respect to the Class A Noteholder ...........................               1.67917
                                                                                                                ------------------

      2.   The total amount of distribution in respect to the Class B Noteholder ...........................               2.79861
                                                                                                                ------------------

      3.   The total amount of distribution in respect to the Class C Noteholder ...........................               4.90833
                                                                                                                ------------------

      4.   The total amount of distribution in respect to the Class D Noteholder ...........................               8.26667
                                                                                                                ------------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

      1.   The aggregate amount of such Collections with respect to
           Principal Receivables for the Monthly Period preceding such Payment Date ........................    $   682,014,660.52
                                                                                                                ------------------

      2.   The aggregate amount of such Collections with respect to Finance Charge and Administrative
           Receivables for the Monthly Period preceding such Payment Date ..................................    $    56,995,610.67
                                                                                                                ------------------

      3.   Recoveries for the preceding Monthly Period .....................................................    $     1,450,489.59
                                                                                                                ------------------

      4.   The Defaulted Amount for the preceding Monthly Period ...........................................    $    20,074,477.93
                                                                                                                ------------------

      5.   The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
           Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
           Receivables for the preceding Monthly Period ....................................................                  7.20%
                                                                                                                ------------------

      6.   The total amount of Principal Receivables in the trust at the beginning of the preceding
           Monthly Period ..................................................................................    $ 3,024,962,804.98
                                                                                                                ------------------

      7.   The total amount of Principal Receivables in the trust as of the last day of the preceding
           Monthly Period ..................................................................................    $ 3,067,382,166.79
                                                                                                                ------------------

      8.   The total amount of Finance Charge and Administrative Receivables in the Trust at the
           beginning of the preceding Monthly Period .......................................................    $    58,434,548.70
                                                                                                                ------------------

      9.   The total amount of Finance Charge and Administrative Receivables in the Trust as of the
           last day of the preceding Monthly Period ........................................................    $    53,925,121.17
                                                                                                                ------------------

      10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
           day of the preceding Monthly Period .............................................................    $ 2,464,750,000.00
                                                                                                                ------------------

      11.  The Transferor Interest as of the last day of the preceding Monthly Period ......................    $   602,632,166.79
                                                                                                                ------------------

      12.  The transferor percentage as of the last day of the preceding Monthly Period ....................                 19.65%
                                                                                                                ------------------

      13.  The Required Transferor Percentage ..............................................................                  7.00%
                                                                                                                ------------------

      14.  The Required Transferor Interest ................................................................    $   214,716,751.68
                                                                                                                ------------------
      15.  The monthly principal payment rate for the preceding Monthly Period .............................                22.546%
                                                                                                                ------------------

      16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ....    $                -
                                                                                                                ------------------

      17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
           Payment Date:

                                                                                      Percentage                   Aggregate
                                                                                       of Total                     Account
                                                                                      Receivables                   Balance
                           (a) Delinquent between 30 days and 59 days                   1.177%                  $ 36,751,415.15
                           (b) Delinquent between 60 days and 89 days                   1.018%                  $ 31,784,908.72
                           (c) Delinquent between 90 days and 119 days                  0.947%                  $ 29,566,587.22
                           (d) Delinquent between 120 days and 149 days                 0.631%                  $ 19,697,491.87
                           (e) Delinquent between 150 days and 179 days                 0.696%                  $ 21,710,181.11
                           (f) Delinquent 180 days or greater                           0.000%                  $             -
                                                                                        -----                   ---------------
                           (g) Aggregate                                                4.470%                  $139,510,584.07
                                                                                        =====                   ===============

V.    Information regarding Series 2003-B

1.    The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-B as of the last day of
      the related Monthly Period............................................................................    $   300,000,000.00
                                                                                                                ------------------

2.    The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-B on the last day of
      the related Monthly Period............................................................................    $   300,000,000.00
                                                                                                                ------------------

                                                                                         NOTE FACTORS

3.    The amount of Principal Receivables in the Trust represented by the Class
      A Note Principal Balance on the last day of the related Monthly Period .........      1.0000              $   240,000,000.00
                                                                                                                ------------------

4.    The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
      Monthly Period .................................................................      1.0000              $    27,750,000.00
                                                                                                                ------------------

5.    The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
      Monthly Period .................................................................      1.0000              $    21,750,000.00
                                                                                                                ------------------

6.    The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
      Monthly Period .................................................................      1.0000              $    10,500,000.00
                                                                                                                ------------------

7.    The Floating Investor Percentage with respect to the period:

August 1, 2004 through August 23, 2004                                                                                   9.9174773%
                                                                                                                ------------------
August 24, 2004 through August 31, 2004                                                                                  9.6741849%
                                                                                                                ------------------

8.    The Fixed Investor Percentage with respect to the period:

August 1, 2004 through August 23, 2004                                                                                         N/A
                                                                                                                ------------------
August 24, 2004 through August 31, 2004                                                                                        N/A
                                                                                                                ------------------

9.    The amount of Investor Principal Collections applicable to Series 2003-B .............................    $    67,120,732.65
                                                                                                                ------------------

10a.  The amount of Available Finance Charge Collections on deposit
      in the Collection Account on the related Payment Date ................................................    $     4,315,818.25
                                                                                                                ------------------

10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
      Section 8.04(a) of the Master Indenture ..............................................................    $     1,297,140.78
                                                                                                                ------------------

11.   The Investor Default Amount for the related Monthly Period ...........................................    $     1,951,470.55
                                                                                                                ------------------

12.   The Monthly Servicing Fee for the related Monthly Period .............................................    $       500,000.00
                                                                                                                ------------------

13.   Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period .....................................................                 22.45%
                                                                                                                ------------------

      b. The default rate for the related Monthly Period ...................................................                  7.81%
                                                                                                                ------------------

      c. The Net Portfolio Yield for the related Monthly Period ............................................                 14.64%
                                                                                                                ------------------

         d.  The Base Rate for the related Monthly Period.................................................                     4.70%
                                                                                                                -------------------

         e.  The Excess Spread Percentage for the related Monthly Period..................................                     9.94%
                                                                                                                -------------------

         f.  The Quarterly Excess Spread Percentage for the related Monthly Period........................                    10.41%
                                                                                                                -------------------

             i) Excess Spread Percentage related to                       Aug-04                                               9.94%
                                                                                                                -------------------

             ii) Excess Spread Percentage related to                      Jul-04                                               9.69%
                                                                                                                -------------------

             iii) Excess Spread Percentage related to                     Jun-04                                              11.61%
                                                                                                                -------------------

14.      Floating Rate Determinations:

LIBOR for the Interest Period from  August 20, 2004 through and  including September 19, 2004                               1.60000%
                                                                                                                -------------------

15.      Principal Funding Account

         a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
             and withdraws for the related Payment Date)..................................................      $                 -
                                                                                                                -------------------

         b.  The Accumulation Shortfall with respect to the related Monthly Period........................      $                 -
                                                                                                                -------------------

         c.  The Principal Funding Investment Proceeds deposited in the Collection
             Account to be treated as Available Finance Charge Collections................................      $                 -
                                                                                                                -------------------

16.      Reserve Account

         a.  The amount on deposit in the Reserve Account on the related Payment
             Date (after taking into consideration deposits and withdraws for the
             related Payment Date)........................................................................      $                 -
                                                                                                                -------------------

         b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
             Collections..................................................................................      $                 -
                                                                                                                -------------------

         c.  Interest earnings on the Reserve Account deposited into the Collection
             Account to be treated as Available Finance Charge Collections................................      $                 -
                                                                                                                -------------------

17.      Cash Collateral Account

         a.  The Required Cash Collateral Account Amount on the related Payment Date......................      $      6,750,000.00
                                                                                                                -------------------

         b.  The Available Cash Collateral Account Amount on the related Payment Date.....................      $      6,750,000.00
                                                                                                                -------------------

18.      Investor Charge-Offs

         a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period..................      $                 -
                                                                                                                -------------------

         b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date..................      $                 -
                                                                                                                -------------------

19.      The Monthly Principal Reallocation Amount for the related Monthly Period.........................      $                 -
                                                                                                                -------------------

                                    Advanta Bank Corp.
                                    as Servicer

                                    By: /s/ SUSAN MCVEIGH
                                    Name: Susan McVeigh
                                    Title:  Assistant Vice President

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B   CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                          PERIOD ENDING AUGUST 31, 2004

The information which is required to be prepared with respect to the Payment Date of September 20, 2004 and with respect to the performance of the Trust during the period of August 1, 2004 through August 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal
      Balance)

      1.  The amount of distribution in respect to principal payment to the Class A-1 Noteholders...........    $                 -
                                                                                                                -------------------
      2.  The amount of distribution in respect to principal payment to the Class A-2 Noteholders...........    $                 -
                                                                                                                -------------------
      3.  The amount of distribution in respect to principal payment to the Class B Noteholders.............    $                 -
                                                                                                                -------------------
      4.  The amount of distribution in respect to principal payment to the Class C-1 Noteholders...........    $                 -
                                                                                                                -------------------
      5.  The amount of distribution in respect to principal payment to the Class C-2 Noteholders...........    $                 -
                                                                                                                -------------------
      6.  The amount of distribution in respect to principal payment to the Class D Noteholders.............    $                 -
                                                                                                                -------------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal
      Balance)

      1.  The amount of distribution in respect to the Class A-1 Monthly Interest...........................    $           1.63305
                                                                                                                -------------------
      2.  The amount of distribution in respect to the Class A-2 Monthly Interest...........................    $           1.57583
                                                                                                                -------------------
      3.  The amount of distribution in respect to the Class B Monthly Interest.............................    $           2.66944
                                                                                                                -------------------
      4.  The amount of distribution in respect to the Class C-1 Monthly Interest...........................    $           4.77917
                                                                                                                -------------------
      5.  The amount of distribution in respect to the Class C-2 Monthly Interest...........................    $           4.95833
                                                                                                                -------------------
      6.  The amount of distribution in respect to the Class D Monthly Interest.............................    $           7.40556
                                                                                                                -------------------

III.  Information regarding the total monthly distribution to the Noteholders
      (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A-1 Noteholders..........................    $           1.63305
                                                                                                                -------------------
      2.  The total amount of distribution in respect to the Class A-2 Noteholders..........................    $           1.57583
                                                                                                                -------------------
      3.  The total amount of distribution in respect to the Class B Noteholders............................    $           2.66944
                                                                                                                -------------------
      4.  The total amount of distribution in respect to the Class C-1 Noteholders..........................    $           4.77917
                                                                                                                -------------------
      5.  The total amount of distribution in respect to the Class C-2 Noteholders..........................    $           4.95833
                                                                                                                -------------------
      6.  The total amount of distribution in respect to the Class D Noteholders............................    $           7.40556
                                                                                                                -------------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date.........................................................    $    682,014,660.52
                                                                                                                -------------------

      2. The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date......................    $     56,995,610.67
                                                                                                                -------------------

      3. Recoveries for the preceding Monthly Period........................................................    $      1,450,489.59
                                                                                                                -------------------

      4. The Defaulted Amount for the preceding Monthly Period..............................................    $     20,074,477.93
                                                                                                                -------------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
         is the average Receivables for the preceding Monthly Period........................................                   7.20%
                                                                                                                -------------------

      6. The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period.....................................................................................    $  3,024,962,804.98
                                                                                                                -------------------

      7. The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period.....................................................................................    $  3,067,382,166.79
                                                                                                                -------------------

      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period..........................................................    $     58,434,548.70
                                                                                                                -------------------

      9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period...........................................................    $     53,925,121.17
                                                                                                                -------------------

        10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
             of the preceding Monthly Period................................................................   $ 2,464,750,000.00
                                                                                                               ------------------
        11.  The Transferor Interest as of the last day of the preceding Monthly Period.....................   $   602,632,166.79
                                                                                                               ------------------
        12.  The transferor percentage as of the last day of the preceding Monthly Period...................                19.65%
                                                                                                               ------------------
        13.  The Required Transferor Percentage.............................................................                 7.00%
                                                                                                               ------------------
        14.  The Required Transferor Interest...............................................................   $   214,716,751.68
                                                                                                               ------------------
        15.  The monthly principal payment rate for the preceding Monthly Period............................               22.546%
                                                                                                               ------------------
        16.  The balance in the Excess Funding Account as of the last day of the preceding
             Monthly Period.................................................................................   $                -
                                                                                                               ------------------
        17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
             Payment Date:

                                                                            Percentage           Aggregate
                                                                              of Total            Account
                                                                            Receivables           Balance
                                                                            -----------       ----------------
                    (a) Delinquent between 30 days and 59 days                  1.177%        $  36,751,415.15
                    (b) Delinquent between 60 days and 89 days                  1.018%        $  31,784,908.72
                    (c) Delinquent between 90 days and 119 days                 0.947%        $  29,566,587.22
                    (d) Delinquent between 120 days and 149 days                0.631%        $  19,697,491.87
                    (e) Delinquent between 150 days and 179 days                0.696%        $  21,710,181.11
                    (f) Delinquent 180 days or greater                          0.000%        $              -
                                                                            ---------         ----------------
                    (g) Aggregate                                               4.470%        $ 139,510,584.07
                                                                            =========         ================

V. Information regarding Series 2003-C

        1.   The amount of Principal Receivables in the Trust represented by the
             Invested Amount of Series 2003-C as of the last day of the related
             Monthly Period ................................................................................   $   300,000,000.00
                                                                                                               ------------------

        2.   The amount of Principal Receivables in the Trust represented by the Adjusted
             Invested Amount of Series 2003-C on the last day of the related Monthly Period ................   $   300,000,000.00
                                                                                                               ------------------
                                                                                              NOTE FACTORS

        3.   The amount of Principal Receivables in the Trust represented by the Class A-1
             Note Principal Balance on the last day of the related Monthly Period ............   1.0000        $   210,000,000.00
                                                                                                               ------------------
        4.   The amount of Principal Receivables in the Trust represented by the Class A-2
             Note Principal Balance on the last day of the related Monthly Period ............   1.0000        $    30,000,000.00
                                                                                                               ------------------
        5.   The amount of Principal Receivables in the Trust represented by the Class B
             Note Principal Balance on the last day of the related Monthly Period ............   1.0000        $    27,750,000.00
                                                                                                               ------------------
        6.   The amount of Principal Receivables in the Trust represented by the Class C-1
             Note Principal Balance on the last day of the related Monthly Period ............   1.0000        $    10,000,000.00
                                                                                                               ------------------
        7.   The amount of Principal Receivables in the Trust represented by the Class C-2
             Note Principal Balance on the last day of the related Monthly Period ............   1.0000        $    11,750,000.00
                                                                                                               ------------------
        8.   The amount of Principal Receivables in the trust represented by the Class D
             Note Principal Balance on the last day of the related Monthly Period ............   1.0000        $    10,500,000.00
                                                                                                               ------------------
        9.   The Floating Investor Percentage with respect to the period:

        August 1, 2004 through August 23, 2004                                                                          9.9174773%
                                                                                                               ------------------
        August 24, 2004 through August 31, 2004                                                                         9.6741849%
                                                                                                               ------------------

        10. The Fixed Investor Percentage with respect to the period:

        August 1, 2004 through August 23, 2004                                                                                N/A
                                                                                                               ------------------
        August 24, 2004 through August 31, 2004                                                                               N/A
                                                                                                               ------------------

        11.  The amount of Investor Principal Collections applicable to Series 2003-C.......................   $    67,120,732.65
                                                                                                               ------------------

        12a. The amount of Available Finance Charge Collections on deposit in the Collection
             Account on the related Payment Date............................................................   $     4,315,818.25
                                                                                                               ------------------
        12b. The amount of Available Finance Charge Collections not on deposit in the
             Collection Account on the related Payment Date pursuant to Section 8.04(a) of
             the Master Indenture...........................................................................   $     1,297,140.78
                                                                                                               ------------------
        13.  The Investor Default Amount for the related Monthly Period.....................................   $     1,951,470.55
                                                                                                               ------------------
        14.  The Monthly Servicing Fee for the related Monthly Period.......................................   $       500,000.00
                                                                                                               ------------------
        15.  Trust yields for the related Monthly Period

                    a. The cash yield for the related Monthly Period........................................                22.45%
                                                                                                               ------------------

                    b. The default rate for the related Monthly Period......................................                 7.81%
                                                                                                               ------------------
                    c. The Net Portfolio Yield for the related Monthly Period...............................                14.64%
                                                                                                               ------------------
                    d. The Base Rate for the related Monthly Period.........................................                 4.59%
                                                                                                               ------------------
                    e. The Excess Spread Percentage for the related Monthly Period..........................                10.05%
                                                                                                               ------------------
                    f. The Quarterly Excess Spread Percentage for the related Monthly Period................                10.49%
                                                                                                               ------------------
                              i) Excess Spread Percentage related to                   Aug-04                               10.05%
                                                                                                               ------------------
                              ii) Excess Spread Percentage related to                  Jul-04                                9.77%
                                                                                                               ------------------
                              iii) Excess Spread Percentage related to                 Jun-04                               11.66%
                                                                                                               ------------------
        16.  Floating Rate Determinations:

        Average Federal Funds Rate for the Interest Period from  August 20, 2004 through and  including
        September 19, 2004                                                                                                1.49645%
                                                                                                               ------------------
        LIBOR for the Interest Period from  August 20, 2004 through and  including September 19, 2004                     1.60000%
                                                                                                               ------------------

        Federal Funds Rate in effect for each day during the interest period of August 20, 2004 through and including September 19, 2004

       August 20      1.50%     August 28         1.55%       September 5         1.51%       September 13        1.48%
       August 21      1.50%     August 29         1.55%       September 6         1.51%       September 14        1.51%
       August 22      1.50%     August 30         1.52%       September 7         1.48%       September 15        1.40%
       August 23      1.50%     August 31         1.54%       September 8         1.54%       September 16        1.40%
       August 24      1.51%     September 1       1.55%       September 9         1.51%       September 17        1.40%
       August 25      1.51%     September 2       1.53%       September 10        1.49%       September 18        1.40%
       August 26      1.55%     September 3       1.51%       September 11        1.49%       September 19        1.40%
       August 27      1.55%     September 4       1.51%       September 12        1.49%

        17.  Principal Funding Account

                    a.  The amount on deposit in the Principal Funding Account on the related
                        Payment Date (after taking into consideration deposits and withdraws for
                        the related Payment Date)...........................................................   $                -
                                                                                                               ------------------
                    b.  The Accumulation Shortfall with respect to the related Monthly Period...............   $                -
                                                                                                               ------------------
                    c.  The Principal Funding Investment Proceeds deposited in the Collection
                        Account to be treated as Available Finance Charge Collections.......................   $                -
                                                                                                               ------------------
        18.  Reserve Account

                    a.  The amount on deposit in the Reserve Account on the related Payment Date
                        (after taking into consideration deposits and withdraws for the related
                        Payment Date).......................................................................   $                -
                                                                                                               ------------------
                    b.  The Reserve Draw Amount for the related Monthly Period deposited into the
                        Collection Account to be treated as Available Finance Charge Collections............   $                -
                                                                                                               ------------------
                    c . Interest earnings on the Reserve Account deposited into the Collection
                        Account to be treated as Available Finance Charge Collections.......................   $                -
                                                                                                               ------------------
        19.  Cash Collateral Account

                    a.  The Required Cash Collateral Account Amount on the related Payment Date.............   $     6,750,000.00
                                                                                                               ------------------
                    b.  The Available Cash Collateral Account Amount on the related Payment Date............   $     6,750,000.00
                                                                                                               ------------------
        20.  Investor Charge-Offs

                    a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.........   $                -
                                                                                                               ------------------
                    b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.........   $                -
                                                                                                               ------------------
        21.  The Monthly Principal Reallocation Amount for the related Monthly Period.......................   $                -
                                                                                                               ------------------

                               Advanta Bank Corp.
                                   as Servicer

                              By: /s/ SUSAN MCVEIGH
                               Name: Susan McVeigh
                         Title: Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                          PERIOD ENDING AUGUST 31, 2004

The information which is required to be prepared with respect to the Payment Date of September 20, 2004 and with respect to the performance of the Trust during the period of August 1, 2004 through August 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..............   $                --
                                                                                                              -------------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..............   $                --
                                                                                                              -------------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..............   $                --
                                                                                                              -------------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..............   $                --
                                                                                                              -------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest .............................               1.61028
                                                                                                              -------------------

    2.  The amount of distribution in respect to the Class B Monthly Interest .............................               2.36806
                                                                                                              -------------------

    3.  The amount of distribution in respect to the Class C Monthly Interest .............................               3.87500
                                                                                                              -------------------

    4.  The amount of distribution in respect to the Class D Monthly Interest .............................               7.83611
                                                                                                              -------------------
III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder .............................               1.61028
                                                                                                              -------------------

    2.  The total amount of distribution in respect to the Class B Noteholder .............................               2.36806
                                                                                                              -------------------

    3.  The total amount of distribution in respect to the Class C Noteholder .............................               3.87500
                                                                                                              -------------------

    4.  The total amount of distribution in respect to the Class D Noteholder .............................               7.83611
                                                                                                              -------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date.........................................................   $    682,014,660.52
                                                                                                              -------------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date.....................................   $     56,995,610.67
                                                                                                              --------------------

    3.  Recoveries for the preceding Monthly Period........................................................   $      1,450,489.59
                                                                                                              -------------------

    4.  The Defaulted Amount for the preceding Monthly Period..............................................   $     20,074,477.93
                                                                                                              -------------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
        for the preceding Monthly Period...................................................................                  7.20%
                                                                                                              -------------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period.....................................................................................   $  3,024,962,804.98
                                                                                                              -------------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period.....................................................................................   $  3,067,382,166.79
                                                                                                              -------------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
        of the preceding Monthly Period....................................................................   $     58,434,548.70
                                                                                                              -------------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
        day of the preceding Monthly Period................................................................   $     53,925,121.17
                                                                                                              -------------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
        of the preceding Monthly Period....................................................................   $  2,464,750,000.00
                                                                                                              -------------------

    11.  The Transferor Interest as of the last day of the preceding Monthly Period............................   $ 602,632,166.79
                                                                                                                  ----------------

    12.  The transferor percentage as of the last day of the preceding Monthly Period..........................              19.65%
                                                                                                                  ----------------

    13.  The Required Transferor Percentage....................................................................               7.00%
                                                                                                                  ----------------

    14.  The Required Transferor Interest......................................................................   $ 214,716,751.68
                                                                                                                  ----------------

    15.  The monthly principal payment rate for the preceding Monthly Period...................................             22.546%
                                                                                                                  ----------------

    16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period..........   $              -
                                                                                                                  ----------------

    17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                   Percentage          Aggregate
                                                                    of Total            Account
                                                                   Receivables          Balance
          (a) Delinquent between 30 days and 59 days                  1.177%         $ 36,751,415.15
          (b) Delinquent between 60 days and 89 days                  1.018%         $ 31,784,908.72
          (c) Delinquent between 90 days and 119 days                 0.947%         $ 29,566,587.22
          (d) Delinquent between 120 days and 149 days                0.631%         $ 19,697,491.87
          (e) Delinquent between 150 days and 179 days                0.696%         $ 21,710,181.11
          (f) Delinquent 180 days or greater                          0.000%         $             -
                                                                      -----          ---------------
          (g) Aggregate                                               4.470%         $139,510,584.07
                                                                      =====          ===============

V.  Information regarding Series 2003-D

    1.   The amount of Principal Receivables in the Trust represented by the Invested
         Amount of Series 2003-D as of the last day of the related Monthly Period..............................   $ 400,000,000.00
                                                                                                                  ----------------

    2.   The amount of Principal Receivables in the Trust represented by the Adjusted
         Invested Amount of Series 2003-D on the last day of the related Monthly Period........................   $ 400,000,000.00
                                                                                                                  ----------------
                                                                                                 NOTE FACTORS

    3.   The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period.......................     1.0000        $ 320,000,000.00
                                                                                                                  ----------------

    4.   The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period.......................     1.0000        $ 37,000,000.00
                                                                                                                  ----------------

    5.   The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period.......................     1.0000        $ 29,000,000.00
                                                                                                                  ----------------

    6.   The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period.......................     1.0000        $ 14,000,000.00
                                                                                                                  ----------------

    7.   The Floating Investor Percentage with respect to the period:

    August 1, 2004 through August 23, 2004                                                                              13.2233031%
                                                                                                                  ----------------
    August 24, 2004 through August 31, 2004                                                                             12.8989131%
                                                                                                                  ----------------

    8.   The Fixed Investor Percentage with respect to the period:

    August 1, 2004 through August 23, 2004                                                                                     N/A
                                                                                                                  ----------------
    August 24, 2004 through August 31, 2004                                                                                    N/A
                                                                                                                  ----------------

    9.   The amount of Investor Principal Collections applicable to Series 2003-D..............................   $  89,494,310.14
                                                                                                                  ----------------

    10a. The amount of Available Finance Charge Collections on deposit in
         the Collection Account on the related Payment Date....................................................   $   5,754,424.33
                                                                                                                  ----------------

    10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
         Section 8.04(a) of the Master Indenture...............................................................   $   1,729,521.05
                                                                                                                  ----------------

    11.  The Investor Default Amount for the related Monthly Period............................................   $   2,601,960.72
                                                                                                                  ----------------

    12.  The Monthly Servicing Fee for the related Monthly Period..............................................   $     666,666.67
                                                                                                                  ----------------

    13.  Trust yields for the related Monthly Period

         a.  The cash yield for the related Monthly Period.....................................................              22.45%
                                                                                                                  ----------------

         b.  The default rate for the related Monthly Period...................................................               7.81%
                                                                                                                  ----------------

         c.  The Net Portfolio Yield for the related Monthly Period............................................              14.64%
                                                                                                                  ----------------

         d.  The Base Rate for the related Monthly Period......................................................               4.47%
                                                                                                                  ----------------

         e.  The Excess Spread Percentage for the related Monthly Period.......................................              10.17%
                                                                                                                  ----------------

       f.  The Quarterly Excess Spread Percentage for the related Monthly Period...........................                   10.63%
                                                                                                              ---------------------

           i) Excess Spread Percentage related to                       Aug-04                                                10.17%
                                                                                                              ---------------------

           ii) Excess Spread Percentage related to                      Jul-04                                                 9.91%
                                                                                                              ---------------------

           iii) Excess Spread Percentage related to                     Jun-04                                                11.81%
                                                                                                              ---------------------

   14. Floating Rate Determinations:

   LIBOR for the Interest Period from  August 20, 2004 through and  including September 19, 2004...........                 1.60000%
                                                                                                              ---------------------

   15.  Principal Funding Account

       a.  The amount on deposit in the Principal Funding Account on the related
           Payment Date (after taking into consideration deposits
           and withdraws for the related Payment Date)........................... .........................   $                   -
                                                                                                              ---------------------
       b.  The Accumulation Shortfall with respect to the related Monthly Period...........................
                                                                                                              ---------------------

       c.  The Principal Funding Investment Proceeds deposited in the Collection
           Account to be treated as Available Finance Charge Collections...................................   $                   -
                                                                                                              ---------------------

   16.  Reserve Account

       a.  The amount on deposit in the Reserve Account on the related Payment Date
           (after taking into consideration deposits and withdraws for the
           related Payment Date)...........................................................................   $                   -
                                                                                                              ---------------------

       b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
           Collections.....................................................................................   $                   -
                                                                                                              ---------------------

       c.  Interest earnings on the Reserve Account deposited into the Collection
           Account to be treated as Available Finance Charge Collections...................................   $                   -
                                                                                                              ---------------------

   17.  Cash Collateral Account

       a.  The Required Cash Collateral Account Amount on the related Payment Date.........................   $        9,000,000.00
                                                                                                              ---------------------

       b.  The Available Cash Collateral Account Amount on the related Payment Date........................   $        9,000,000.00
                                                                                                              ---------------------

   18.  Investor Charge-Offs

       a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.....................   $                   -
                                                                                                              ---------------------

       b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.....................   $                   -
                                                                                                              ---------------------

   19.  The Monthly Principal Reallocation Amount for the related Monthly Period...........................   $                   -
                                                                                                              ---------------------

                                Advanta Bank Corp.
                                as Servicer

                                By: /s/ SUSAN MCVEIGH
                                Name: Susan McVeigh
                                Title:  Assistant Vice President